                                                                    Confidential




                                 Project PEPPER

                       Materials Prepared for Discussion

                                  May 2, 2001


                                               [Banc of America Securities Logo]

Banc of America Securities provides investment banking and securities products domestically and, on a limited basis, offshore. Other products and services, including products and services that may be referenced in the accompanying materials, may be provided through affiliates of Banc of America Securities. Banc of America Securities LLC, member NYSE/NASD/SIPC, is a subsidiary of Bank of America Corporation.

These materials are based solely on information contained in publicly available documents. The projections, if any, regarding PEPPER were prepared on the basis of publicly available information, unless otherwise noted. Banc of America Securities LLC ("BAS") independently has not attempted to investigate or to verify such publicly available information, or other information provided to BAS and included herein or otherwise used. Projections involve elements of subjective judgment and analysis, and there can be no assurance that such projections will be attained. BAS expresses no opinion as to such projections or the assumptions underlying them. These materials are being furnished and should be considered only in connection with the oral briefing being provided by BAS in connection herewith. The preparation of these materials was completed on May 1, 2001. These materials are intended for the benefit and use of PEPPER and may not be reproduced, disseminated, quoted or referred to, in whole or in part, or used for any other purpose, without the prior written consent of BAS.

                                               [Banc of America Securities Logo]

Table of Contents

--------------------------------------------------------------------------------


    I. Executive Summary & Update

   II. Trading Summary

  III. Updated Valuation Analysis

   IV. Conclusions / Next Steps


                                               [Banc of America Securities Logo]

--------------------------------------------------------------------------------
Executive Summary

                                               [Banc of America Securities Logo]

Executive Summary

--------------------------------------------------------------------------------

Update

 . Little movement in PEPPER share price since the spike upon announcement of the offer on March 23, 2001.

 . PEPPER reported Q1 2001 earnings on April 24, 2001.

  . Comparable sales increased 3.5% for the quarter.

  . Fully diluted EPS was $0.20 for Q1 2001 compared to $0.23 for the first quarter of 2000.

  . During the first quarter, PEPPER opened 1 store, closed two stores and sold
    8 restaurants, resulting in 167 restaurants at the end of the quarter.

  . PEPPER's Q1 2001 results missed budget because of poor performance in Louisiana, California and Utah.

 . PJI announced Q1 2001 earnings on May 1, 2001.

 . Issues regarding PEPPER's business

  . Core markets are performing very well with the exception of Louisiana and Utah.

  . New markets still struggling, especially California and Puerto Rico.
    Management has decided to halt unit growth in these markets despite its development agreements with PJI.

  . Recent management changes in the California and Oregon markets could result in improved sales and EBITDA.

                                               [Banc of America Securities Logo]

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Executive Summary

--------------------------------------------------------------------------------

Update

 . Management Projections

  . Base Case assumes 25 new stores in Utah, Alabama, Virginia, Louisiana and
    Oregon. Management believes that the core markets projections are realistic, but the new markets projections are somewhat aggressive.

  . Revised Down Management Case assumes the following changes:

     . Utah - slowed PSA growth from 5.0% to 1.0% on 2002 due to a poor March in 2001 and the unpredictability of this price-sensitive market.

     . Puerto Rico - slowed PSA growth from 4% each year for 2002-2006 to 2.5% for the same period due to the inconsistency of the stores in the market and the distance from headquarters.

     . Southern California - increased FLM (food, labor, miles) as a percent of sales to reflect a more gradual improvement, dropping from 65.5% in 2002 to 61.0% in 2006 versus improving from 63.5% on 2002 to 59.5% in 2006 in the Management Base Case. Sales projections were unchanged due to PEPPER's new advertising co-op in Los Angeles and the recent purchase of television advertising for the first time in the market.

     . Northern California - slowed PSA growth from 5% in 2002-2003 and 4% in
       2004-2006 to 3% in 2002-2003 and 2% in 2004-2006 due to the market's weak recent PSA results while running a promotion. Also slightly increased the FLM as a percent of sales to reflect a more gradual improvement, reaching 61% in 2006 versus 60% in 2006 in the Management Base Case.

                                               [Banc of America Securities Logo]

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--------------------------------------------------------------------------------

Trading Summary

                                               [Banc of America Securities Logo]

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Trading Summary
--------------------------------------------------------------------------------
Preliminary Financial Summary - Management Base Case

($ in millions)
--------------------------------------------------------------------------------------------------------------------------------

                                Historical(a, b)                                     Projected(d)                          CAGR
                       -----------------------------------      ------------------------------------------------------
Fiscal Years Ended       1998     1999      2000    LTM(c)         2001       2002     2003     2004     2005     2006     2000
 Ended December 31,                                                                                                       -2006
--------------------------------------------------------------------------------------------------------------------------------
Revenue                $ 68.6   $ 95.5   $ 111.1    $115.2       $117.5     $123.4   $129.5   $136.1   $142.5   $147.3      4.8%
  % Growth               ----    39.2%     16.3%      ----         5.8%       5.0%     5.0%     5.1%     4.7%     3.4%

EBITDA                    8.7     11.9       9.7       9.4          9.9       11.2     12.9     13.9     15.2     15.9      8.5%
  % of Revenue          12.7%    12.4%      8.7%      8.1%         8.4%       9.1%    10.0%    10.2%    10.7%    10.8%

Depreciation &
 Amortization             2.1      3.2       4.2       4.2          4.1        4.2      4.4      4.5      4.6      4.6      1.8%
  % of Revenue           3.0%     3.4%      3.7%      3.7%         3.5%       3.4%     3.4%     3.3%     3.2%     3.1%

EBIT                      6.6      8.6       5.5       5.2          5.8        7.0      8.6      9.4     10.6     11.2     12.5%
  % of Revenue           9.7%     9.0%      5.0%      4.5%         4.9%       5.7%     6.6%     6.9%     7.4%     7.6%

Interest Expense        (0.9)    (0.6)       0.1       0.2          0.2      (0.2)    (0.4)    (0.7)    (1.0)    (1.3)

Net Income                5.1      6.1       3.5       3.2          3.6        4.6      5.7      6.5      7.4      8.0     14.6%
  % of Revenue           7.4%     6.4%      3.2%      2.8%         3.1%       3.7%     4.4%     4.7%     5.2%     5.4%


Shares Outstanding      5.919    5.942     4.739     4.493        4.350      4.350    4.350    4.350    4.350    4.350

Earnings per Share      $0.86   $ 1.03   $  0.75    $ 0.71       $ 0.83     $ 1.06   $ 1.31   $ 1.48   $ 1.71   $ 1.83     16.2%
  % Growth               ----    20.0%   (27.4)%      ----        11.2%      27.4%    24.0%    13.2%    15.2%     7.4%
--------------------------------------------------------------------------------------------------------------------------------

($ in millions)
----------------------------------------------------------------
SUMMARY BALANCE SHEET ITEMS               At April 1, 2001(a)
                                       -------------------------

                                           $                %
--------------------------------------------------------------------
Cash & Equivalents                      $ 2.7                 -

Short-term Debt                         $ 0.0                 0.0%
Long-term Debt                            2.7                 8.5%
                                        -----               -----
  Total Debt                            $ 2.7                 8.5%

Preferred Stock                         $ 0.0                 0.0%

Stockholders' Equity                    $29.2                91.5%
                                        -----               -----
  Total Capitalization                  $31.9               100.0%
                                        -----               -----


(a)  As per Form 10-K dated December 31, 2000.
(b)  Adjusted to exclude unusual and nonrecurring items.
(c)  As per Form 10-Q dated April 1, 2001.
(d)  2001-2006 projected data as per Management Base Case as of April 20, 2001.


                                               [Banc of America Securities Logo]

Trading Summary
-------------------------------------------------------------------------------
Preliminary Financial Summary - Revised Down Management Base Case

($ in millions)
---------------------------------------------------------------------------------------------------------------------------
                            Historical(a, b)                                       Projected(d)                             CAGR
---------------------------------------------------------------------------------------------------------------------------
Fiscal Years Ended                                                                                                          2000-
December 31,          1998      1999       2000     LTM(c)       2001      2002      2003      2004      2005      2006     2006
--------------------------------------------------------------------------------------------------------------------------------
Revenue              $ 68.6    $ 95.5    $ 111.1    $115.2      $117.5    $122.5    $128.4    $134.9    $141.0    $145.6     4.6%
  % Growth             ----     39.2%      16.3%      ----        5.8%      4.3%      4.8%      5.0%      4.6%      3.3%

EBITDA                  8.7      11.9        9.7       9.4         9.9      10.9      12.4      13.3      14.6      15.3     7.9%
  % of Revenue        12.7%     12.4%       8.7%      8.1%        8.4%      8.9%      9.6%      9.9%     10.4%     10.5%

Depreciation &
Amortization            2.1       3.2        4.2       4.2         4.1       4.2       4.4       4.5       4.6       4.6     1.8%
  % of Revenue         3.0%      3.4%       3.7%      3.7%        3.5%      3.4%      3.4%      3.3%      3.3%      3.2%

EBIT                    6.6       8.6        5.5       5.2         5.8       6.7       8.0       8.8      10.0      10.7    11.5%
  % of Revenue         9.7%      9.0%       5.0%      4.5%        4.9%      5.5%      6.3%      6.5%      7.1%      7.3%

Interest Expense      (0.9)     (0.6)        0.1       0.2         0.2     (0.2)     (0.4)     (0.7)     (1.0)     (1.3)

Net Income              5.1       6.1        3.5       3.2         3.6       4.4       5.4       6.1       7.1       7.6    13.7%
  % of Revenue         7.4%      6.4%       3.2%      2.8%        3.1%      3.6%      4.2%      4.5%      5.0%      5.2%

Shares Outstanding    5.919     5.942      4.739     4.493       4.350     4.350     4.350     4.350     4.350     4.350

Earnings per Share   $ 0.86    $ 1.03    $  0.75    $ 0.71      $ 0.83    $ 1.01    $ 1.23    $ 1.40    $ 1.62    $ 1.75    15.3%
  % Growth             ----     20.0%    (27.4)%      ----       11.2%     21.4%     22.5%     13.4%     16.1%      7.9%
--------------------------------------------------------------------------------------------------------------------------------


($ in millions)
------------------------------------------------------------------
SUMMARY BALANCE SHEET ITEMS               At April 1, 2001(a)
                                      ----------------------------
                                          $                   %
------------------------------------------------------------------
Cash & Equivalents                        $ 2.7              __


Short-term Debt                           $ 0.0              0.0%
Long-term Debt                              2.7              8.5%
                                          -----            ------
  Total Debt                              $ 2.7              8.5%

Preferred Stock                           $ 0.0              0.0%

Stockholders' Equity                      $29.2             91.5%
                                          -----            ------
  Total Capitalization                    $31.9            100.0%
                                          -----            ------

(a)  As per Form 10-K dated December 31, 2000.
(b)  Adjusted to exclude unusual and nonrecurring items.
(c)  As per Form 10-Q dated April 1, 2001.
(d) 2001-2006 projected data as per Revised Down Management Case as of April 25, 2001.

                                               [Banc of America Securities Logo]

Trading Summary
--------------------------------------------------------------------------------

Current Trading Statistics - Management Base Case

($ in millions)
--------------------------------------------------------------------------------
Current Stock Price (a)                                               $ 7.67
--------------------------------------------------------------------------------
Diluted Shares Outstanding (b)                                         4.324

Total Equity Value                                                    $ 33.2
  Plus: Total Debt (c)                                                   2.7
  Less: Cash & Equivalents (c)                                          (2.7)
Total Aggregate Value                                                 $ 33.1
                                                                      ======


Total Aggregate Value as a Multiple of:
                                                    Statistic (d)
                                                    =============
  Revenue                                          LTM      $115.2      0.29x
                                                  2001E      117.5      0.28
                                                  2002P      123.4      0.27

  EBITDA                                           LTM      $  9.4      3.5x
                                                  2001E        9.9      3.3
                                                  2002P       11.2      2.9

  EBIT                                             LTM      $  5.2      6.4x
                                                  2001E        5.8      5.7
                                                  2002P        7.0      4.7

Current PEPPER Share Price as a Multiple of:
  Earnings per Share                               LTM      $ 0.71     10.9x
                                                  2001E       0.83      9.3
                                                  2002P       1.06      7.3
--------------------------------------------------------------------------------

(a)  Based on closing stock price on April 30, 2001.
(b) Based on 4.324 million shares outstanding and 1.179 total options outstanding of which 0.742 million are exercisable (without a change of control event) with average exercise prices ranging from $11.25 to $19.88, as per Management Options Summary dated 4/24/01. Calculated pursuant to the treasury stock method.
(c)  As per Form 10-Q dated April 1, 2001.
(d) Projections for 2001 and 2002 as per Management Base Case as of April 20, 2001.


                                               [Banc of America Securities Logo]

Trading Summary
--------------------------------------------------------------------------------

Current Trading Statistics - Revised Down Management Case

--------------------------------------------------------------------------------------------------
($ in millions)
--------------------------------------------------------------------------------------------------
Current Stock Price (a)                                                                     $ 7.67
--------------------------------------------------------------------------------------------------
Diluted Shares Outstanding (b)                                                               4.324

Total Equity Value                                                                          $ 33.2
  Plus: Total Debt (c)                                                                         2.7
  Less: Cash & Equivalents (c)                                                                (2.7)
Total Aggregate Value                                                                       $ 33.1
                                                                                            ======

Total Aggregate Value as a Multiple of:
                                                                   Statistic (d)
                                                                  --------------
  Revenue                                                LTM        $       115.2             0.29x
                                                       2001E                117.5             0.28
                                                       2002P                122.5             0.27

  EBITDA                                                 LTM        $         9.4             3.5x
                                                       2001E                  9.9             3.3
                                                       2002P                 10.9             3.0

  EBIT                                                   LTM        $         5.2             6.4x
                                                       2001E                  5.8             5.7
                                                       2002P                  6.7             5.0

Current PEPPER Share Price as a Multiple of:
  Earnings per Share                                     LTM       $          0.71           10.9x
                                                       2001E                  0.83            9.3
                                                       2002P                  1.01            7.6
--------------------------------------------------------------------------------------------------

(a) Based on closing stock price on April 30, 2001.
(b) Based on 4.324 million shares outstanding and 1.179 total options outstanding of which 0.742 million are exercisable (without a change of control event) with average exercise prices ranging from $11.25 to $19.88, as per Management Options Summary dated 4/24/01. Calculated pursuant to the treasury stock method.
(c) As per Form 10-Q dated April 1, 2001.
(d) Projections for 2001 and 2002 as per Revised Down Management Case as of April 25, 2001.

                                               [Banc of America Securities Logo]

Trading Summary
--------------------------------------------------------------------------------

Historical Stock Performance



                                              [Graph appears here]

-------------------------------------------------                             -----------------------------------------------------
Trading Volume Summary                                                        Trading Price Summary
-------------------------------------------------                             -----------------------------------------------------
Latest ((04/30/2001)                     1,600                                Latest (04/30/2001)                          $ 7.67
52 Week High                           392,000                                52 Week High                                  13.19
52 Week Low                                  0                                52 Week Low                                    5.25
Average                                 10,458                                Average                                        8.25
--------------------------------------------------                            ------------------------------------------------------

Trading Summary
--------------------------------------------------------------------------------

Relative Historical Stock Performance




                             [Graph appears here]

12-Month Change
Pepper            (31.8%)
Peer Group Index   20.8%
S&P 500 Index     (14.0%)

*Peer Group includes: FRS, JBX, MAIN, NPCI, PZZA, PZZI, QDIN, SNS, WEN, YUM.
 Indexed prices are market cap. weighted.


                                               [Banc of America Securities Logo]

Trading Summary
---------------------------------------------------------------------------------------------

Analysis of Shares Traded - Twelve Months

                       Shares Traded at Specified Prices

Volume (%)

     60.0%                       50.6%
     50.0%
     40.0%
     30.0%                                                        25.8%
     20.0%                                       21.2%
     10.0%
      0.0%         1.7%                                                               0.7%
               $3.00-$5.49    $5.50-$7.99     $8.00-$10.49    $10.50-$12.99       $13.00-$15.49
-----------------------------------------------------------------------------------------------

                 Cumulative Shares Traded at Specified Prices

Cumulative
Volume %       100.0%                                                  99.3%         100.0%
               80.0%                                    73.5%
               60.0%
               40.0%                       52.3%
               20.0%
               0.0%           1.7%
                         $3.00-$5.49   $3.00-$7.99   $3.00-$10.49   $3.00-$12.99   $3.00-$15.49

Source: FactSet Research Systems, Inc.

                                               [Banc of America Securities Logo]

Trading Summary
---------------------------------------------------------------------------------------------

Analysis of Shares Traded - Twenty-four Months

                       Shares Traded at Specified Prices

Volume (%)

     35.0%                       32.0%
     30.0%                                                       28.3%
     25.0%
     20.0%                                        18.5%
     15.0%         11.3%                                                               9.9%
     10.0%
      5.0%
      0.0%
               $3.00-$7.99    $8.00-$12.99    $13.00-$17.99   $18.00-$22.99       $23.00-$27.99
-----------------------------------------------------------------------------------------------

                 Cumulative Shares Traded at Specified Prices


Cumulative Volume %

                                                                                   100.0%
     100.0%                                                     90.1%

      80.0%

      60.0%                                      61.8%

      40.0%                       43.4%

      20.0%        11.3%

       0.0%

               $3.00-$7.99    $3.00-$12.99    $3.00-$17.99    $3.00-$22.99        $3.00-$27.99


Source: FactSet Research Systems, Inc.



                                               [Banc of America Securities Logo]

Trading Summary
-------------------------------------------------------------------------------

Research Analyst Commentary

-----------------------------------------------------------------------------------------------------------------------------------
                                         Closing Stock     Target                            EBITDA                   EPS
  Date                Firm             Price on Date of     Stock        Rating     --------------------    -----------------------
                                        Report Release      Price                      2000E/A     2001P    2000E/A   2001P   2002P
-----------------------------------------------------------------------------------------------------------------------------------
3/15/01    Banc of America Securities         5.81           N/A      Market Perform     $9.7      $10.4      0.75      0.81
2/15/01    BB&T Capital Markets               6.56           N/A           Hold           9.7        9.2      0.75      0.75
2/14/01    Ferris, Baker Watts, Inc.          6.56           N/A      Market Perform      9.7       11.1      0.75      0.90
12/6/00    Dain Rauscher Wessels              6.69           N/A         Neutral         10.0       11.8      0.75      0.90
9/01/00    Ferris, Baker Watts, Inc.          7.00           N/A      Market Perform      ---        ---      0.72      0.90
8/30/00    Dain Rauscher Wessels              7.03           N/A         Neutral          9.9       11.6      0.77      0.90
7/05/00    Robertson Stephens                10.13           N/A        Long-Term        10.9       13.2      1.01      1.23
                                                                        Attractive
4/02/01    First Call Consensus               7.56           ---           ---            ---       ---       0.75      0.79   0.92
-----------------------------------------------------------------------------------------------------------------------------------


Date        Firm/Analyst                   Recent Research Commentary
------------------------------------------------------------------------------------------------------------------------------------

 3/15/01    Banc of America Securities     "PEPPER continues to struggle under the weight of slower-than-expected acceptance of the
               Andrew M. Barish            brand in its developing markets, operational/management issues and a very competitive pizza segment overall.  These factors have contributed to average unit volume shrinkage and margin pressure.  As 2001 will be a year for turning around operations, and the competitive pressure shows no signs of letting up, we will maintain a FY01 EPS estimate of $0.81 and a Market Performer rating."

 2/15/01    BB&T Capital Markets           "PEPPER reported Q4'00 EPS of $0.19 vs. $0.28 last year, with both quarters excluding
               Barry Stouffer              asset impairment charges.  Results were one penny below our estimate but within the company's range of guidance.  With Q4 same-store sales down 1.1%, management intends to focus its attention on execution in its existing restaurants.  Toward that end, the company has slowed expansion and hired a COO and other new personnel in operations support.  Trading at 8.8x our FY'01 EPS estimate and only 7.3x our newly established
                                           FY'02 EPS estimate of $0.90, PEPPER is undervalued, in our opinion, but likely to stay that way until/unless earnings visibility improves."

 2/14/01    Ferris, Baker, Watts, Inc.     "PEPPER reported 4Q00 EPS of $0.19 and 2000EPS of $0.75.  The restaurant operating margin
               R. Scott Tilghman           in 4Q00 declined 310 basis points year-over-year.  The decline was largely impacted by negative same-store sales and increased wage rate pressures.  We are maintaining our
                                           $0.90 EPS estimate for 2001.  Our Market Perform rating is unchanged.  All else being equal, we would revisit our rating once we believe there is more earnings visibility for
                                           PEPPER."

                                               [Banc of America Securities Logo]

--------------------------------------------------------------------------------
Updated Preliminary Valuation Analysis

                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
-------------------------------------------------------------------------------
Issues Impacting Value

 .  Performance of Papa Johns International

 .  Changes in the competitive landscape of the pizza segment

 .  Cheese price fluctuations

 .  Changes in brand awareness

 .  Impact of new products from Pizza Hut and Domino's

 .  Changes in Management

 .  Due diligence

 .  One time addbacks

 .  Additional revenue drivers

                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
------------------------------------------------------------------------------

Preliminary Reference Range Analysis

Price per Share
--------------------------------------------------------------------------------------------------------------
$16.0
                                                       $14.30
$14.0
                                                               $13.88
                                      $13.03
              $12.16                                   $12.96
                                                               $12.56
$12.0 $12.00
                                               $11.94
                                                                        $11.53     $11.22
              $10.42  $10.16
$10.0
                               $9.40           $9.77                    $9.35      $9.15                 $9.39
                                                                                               $9.00
      $8.70           $8.73           $8.68                                                              $8.39
$8.0                                                                                           $8.00
                               $7.34
$6.0

$4.0

4.0x - 5.5x BAS Reference Range

EBITDA 4.8x - 5.6x
Net Income 10.0x - 12.8x
EBIT 7.3x - 8.5x
Analysis of Selected Publicly Traded Companies

4.0x - 6.0x
Analysis of Previous PEPPER Acquisitions

4.5x - 5.5x
Analysis of Selected Acquisitions

Base-Case 6.1x - 6.8x
Down-Side 5.9x - 6.6x
Discounted Cash Flows Analysis

Base-Case 4.3x - 5.4x
Down-Side 4.2x - 5.2x
Leveraged Buyout Analysis

One Day 3.7x - 4.1x
One-Month 3.9x - 4.3x
Analysis of Premiums Paid

----Stock Price One Day Prior to Announcement
 ....Current Stock Price

*All multiples shown are multiples of LTM EBITDA, except as otherwise indicated.

                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
-------------------------------------------------------------------------------

Reference Range Analysis

($ in millions)
------------------------------------------------------------------------------------------------------------------------------------
Methodology                                          Relevant Multiple Range      Implied Aggregate Value      Implied Share Price
------------------------------------------------------------------------------------------------------------------------------------
Analysis of Selected Publicly Traded Companies
                                                        Relevant Multiple
                                                    -------------------------
   LTM EBITDA ($9.4)                                 4.8x       ---      5.6x     $45.1     ---     $52.6     $10.42    ---   $12.16
   LTM EBIT ($5.2)                                   7.3        ---      8.5       37.7     ---      43.9       8.73    ---    10.16
   LTM Net Income ($3.2)                            10.0        ---     12.8       31.7     ---      40.6       7.34    ---     9.40

Previous PEPPER Acquisitions
   LTM EBITDA ($9.4)                                 4.0        ---      6.0       37.5     ---      56.3     $ 8.68    ---   $13.03

Analysis of Selected Acquisitions
   LTM EBITDA ($9.4)                                 4.5        ---      5.5      $42.2     ---     $51.6     $ 9.77    ---   $11.94

Discounted Cash Flow Analysis(a)                   Implied LTM EBITDA Multiple
                                                   ---------------------------
  Management Base Case Scenario                      6.1x       ---      6.8x     $57.1     ---     $64.0     $12.96    ---   $14.30
  Down-Side Case Scenario                            5.9        ---      6.6x      55.2     ---      61.8      12.56    ---    13.88

Leveraged Buyout Analysis(a)                            Target Year-5 IRR
                                                    -------------------------
  Management Base Case Scenario                     25.0%       ---     35.0%     $40.7     ---     $50.3     $ 9.35    ---   $11.53
  Down-Side Case Scenario                           25.0%       ---     35.0%      39.8     ---      49.0       9.15    ---    11.22

Analysis of Premiums Paid(b)                             Relevant Premium
                                                    -------------------------
  Stock Price One Day Prior ($6.63)(c)              20.7%       ---     35.7%     $34.6     ---     $38.9     $ 8.00    ---   $ 9.00
  Stock Price One Month Prior ($6.50)(d)            28.5%       ---     43.6%      36.3     ---      40.6       8.39    ---     9.39

------------------------------------------------------------------------------------------------------------------------------------
                                               Implied Multiple of 3/31/2001 EBITDA
BAS Reference Range                                    4.0x     ---      5.5x      $37.6   ---    $51.9     $ 8.70   ---     $12.00
------------------------------------------------------------------------------------------------------------------------------------

(a) Results based on Management and BAS estimates
(b) Source: Thomson Financial Data. Based on 546 transactions with aggregate values between $25 million and $100 million.
(c) One day prior to announcement was March 22, 2001
(d) One month prior to announcement was February 22, 2001

                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis

Analysis of Selected Publicly Traded Companies

---------------
($ in millions)

                                                                    Aggregate Value as a Multiple of:
                                                    ---------------------------------------------------------------------
                              Equity                      Net Sales               EBITDA                     EBIT
                              Market    Aggregate   ---------------------   --------------------    ---------------------
     Company                  Value    Value(a)     LTM(b)  FYE+1   FYE+2   LTM(b)  FYE+1   FYE+2   LTM(b)  FYE+1   FYE+2
-------------------------------------------------------------------------------------------------------------------------
Pizza Related  Companies

Papa Johns
 International, Inc.        $  634.5   $  775.0     0.82x   0.76x     NA    6.6x    5.8x     NA      9.4x    8.1x    NA

Pizza Inn, Inc.                 21.0       33.4     0.52      NA      NA    5.2      NA      NA      6.5      NA     NA

NPC International, Inc.        232.0      424.8     0.86      NA      NA    5.2      NA      NA      8.1      NA     NA


Other Selected Restaurant
 Companies

Frisch's Restaurants Inc.       64.3       94.8     0.52    0.51      NA    4.2      NA      NA      6.7      NA     NA

Jack In The Box, Inc.        1,062.3    1,338.2     0.79    0.73    0.66    6.3     5.8     5.3      8.6     8.1    7.2

Main Street and Main, Inc.      47.9       89.7     0.48      NA      NA    3.6      NA      NA      5.2      NA     NA

Quality Dining, Inc.            26.1      131.9     0.58      NA      NA    4.8      NA      NA      9.6      NA     NA

Steak N Shake Company          256.0      303.2     0.74    0.68    0.63    5.9     5.6     5.1x     8.8     8.4    7.4

Tricon Global
   Restaurants               6,746.6    9,100.6     1.28    1.34      NA    7.3     7.2      NA     10.2    10.1     NA

Wendy's International
   Inc.                      2,920.3    3,203.1     1.43    1.33    1.24    7.8     7.0     6.4     10.5     9.4    8.6

                                     -----------------------------------------------------------------------------------
                                     Average (d)    0.66x   0.67x   0.64x   5.2x    5.7x    5.2x     7.9x    8.2x   7.3x
                                      Median (d)    0.66    0.70    0.64    5.2     5.8     5.2      8.4     8.1    7.3
                                     -----------------------------------------------------------------------------------

Proposed  Transaction(e)      $  34.7  $   34.7    0.30x    0.30x   0.28x   3.7x    3.5x    3.1x     6.7x    6.0x   5.0x


---------------
($ in millions)


                                 Stock Price as a
                                    Multiple of
                                 Earnings per Share
                            ---------------------------------
     Company                LTM(b)    FYE+1(c)     FYE+2(c)
-------------------------------------------------------------
Pizza Related  Companies

Papa Johns
 International, Inc.        14.8x     14.1x        12.8x

Pizza Inn, Inc.              8.1        NA           NA

NPC International, Inc.     10.1       9.1          7.6


Other Selected Restaurant
 Companies

Frisch's Restaurants Inc.   10.8       9.9          9.0

Jack In The Box, Inc.       10.0      12.0         10.3

Main Street and Main, Inc.  13.6        NA           NA

Quality Dining, Inc.          NM        NA           NA

Steak N Shake Company       12.4      12.1         10.5

Tricon Global
   Restaurants              15.5      14.2         12.9

Wendy's International
   Inc.                     17.2      16.8         14.8

                           ------------------------------
                            11.4x     11.5x        10.1x
                            10.8      12.0         10.3
                           ------------------------------

Proposed  Transaction(e)    11.3x      9.6x         7.5x


(a) Equity value plus total debt, minority interest and preferred stock, less cash & equivalents.
(b) Reflects the latest publicly available earnings announcements.
(c) Median First Call consensus estimate on April 30, 2001.
(d) Average excludes Tricon Global Restaurants and Wendy's International due to non-comparable Equity Market Value.
(e) Proposed transaction refers to the $8.00 offer announced on March 23, 2001.

                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
--------------------------------------------------------------------------------

Analysis of Selected Publicly Traded Companies

($ in millions, except per share data)
------------------------------------------------------------------------------------------------------------------------------------
                         Stock
                        Price On                 52-week                                         LTM
                        --------        -------------------------    ---------------------------------------------------------------
Company                 4/30/01            Low           High            Sales           EBITDA          EBIT            NI
---------------------   --------        ---------    ------------    -------------      --------       --------       -------
Pizza Related
 Companies

Papa Johns
 International, Inc.      $27.90          $19.00-          $32.31       $   944.7      $   116.7         $ 82.5          46.9

Pizza Inn, Inc.             1.98            1.44-            4.00            64.9            6.4            5.1           2.7

NPC International,
 Inc.                      10.50            8.00-           14.94           494.2           81.8           52.2          23.2


Other Selected
 Restaurant Companies

Frisch's
 Restaurants Inc.          12.70            9.00-           15.13           181.4           22.7           14.2           6.3

Jack In The
 Box, Inc.                 26.47           19.00-           32.16         1,697.2          214.0          154.8         103.9

Main Street
 and Main, Inc.             3.35            2.19-            3.56           186.5           24.9           17.4           2.7

Quality
 Dining, Inc.               2.25            1.69-            4.00           227.5           27.4           13.7          -2.4

Steak N
 Shake Company              8.96            6.25-           10.13           409.7           51.0           34.3          21.1

Tricon Global
 Restaurants               44.82           23.56-           44.95         7,093.0        1,242.0          888.0         429.8

Wendy's
 International Inc.        25.33           16.75-           27.13         2,236.9          413.2          304.9         180.7
-----------------------------------------------------------------------------------------------------------------------------
PEPPER                    $ 7.67          $ 5.13-          $13.63        $ 115.21      $    9.39         $ 5.17       $  3.18
-----------------------------------------------------------------------------------------------------------------------------

                                      Operating Margins
                         ---------------------------------------------
                                               LTM                                             EPS
                         ---------------------------------------------         --------------------------------------
Company                    EBITDA              EBIT              NI               LTM         FYE+1            FYE+2
------------------------ -----------         --------         --------         ---------    ---------        --------
Pizza Related
 Companies

Papa Johns
 International, Inc.         $ 12.4%             8.7%             5.0%           $ 1.88        $1.98            $2.17

Pizza Inn, Inc.                 9.9%             7.9%             4.2%             0.25           NA               NA

NPC International, Inc.        16.5%            10.6%             4.7%             1.04         1.15             1.38


Other Selected
 Restaurant Companies
Frisch's Restaurants Inc.      12.5%             7.8%             3.5%             1.18         1.24             1.38

Jack In The Box, Inc.          12.6%             9.1%             6.1%             2.64         2.21             2.54

Main Street and Main, Inc.     13.3%             9.3%             1.5%             0.25           NA               NA


Quality Dining, Inc.           12.0%             6.0%            (1.1%)           -0.20           NA               NA

Steak N Shake Company          12.4%             8.4%             5.1%             0.72         0.74             0.86

Tricon Global
 Restaurants                   17.5%            12.5%             6.1%             2.88         3.16             3.48

Wendy's International Inc.     18.5%            13.6%             8.1%             1.48         1.71             1.91
---------------------------------------------------------------------------------------------------------------------
PEPPER                       $  8.1%             4.5%             2.8%           $ 0.71        $0.79            $0.92
---------------------------------------------------------------------------------------------------------------------

                                      -22-     [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
-------------------------------------------------------------------------------

Valuation Summary of Acquisitions made by PEPPER



($ in Thousands)
----------------------------------------------------------------------------------------------------------------------------

                    Date                                      Enterprise  Trailing EBIDTA     Pro Forma        Enterprise
     Market       Acquired   Consideration  Number of Stores    Value        Multiple      EBITDA Multiple  Value per Store
----------------------------------------------------------------------------------------------------------------------------
    OHIO          June '97       Stock             8            $ 4,564        4.5x             4.3x                    $571
----------------------------------------------------------------------------------------------------------------------------
  VA-Wburg        Sept. '97      Cash          6 Existing         1,200         NM              4.1x                     200
                                                  1New              200
----------------------------------------------------------------------------------------------------------------------------
    UTAH          Sept. '98      Cash              12             3,315         NM
                                            + Avg Investment
                                               New Stores         4,923                         5.0x                     276
----------------------------------------------------------------------------------------------------------------------------
    LA            May '98        Cash               9             5,733         NM                                       637
                                            + Avg Investment
                                               New Stores         6,167                         6.1x
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                 Mean                                           4.9x                     421
                                                 Median                                         4.7x                     423
----------------------------------------------------------------------------------------------------------------------------

Proposed Transaction(a)                      167 Existing       $34,723         3.7x                                    $207
----------------------------------------------------------------------------------------------------------------------------

(a)  Proposed transaction refers to the $8.00 offer announced on March 23, 2001

                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis

Analysis of Selected Acquisitions


($ in millions)
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Aggregate Value      Equity Value
                                                                       as a Multiple of:   as a Multiple of:
                                                                       -----------------   -----------------
                                                      Value of:                                                   Premiums Paid
    Acquiror/                            Ann.   ----------------------     LTM     LTM        LTM     Book   ---------------------
  Target Company                         Date      Equity    Aggregate    Sales   EBITDA    Net Inc.  Value     1-Day     30-Days
----------------------------------------------------------------------------------------------------------------------------------
Investor Group/                          2/15/01     $178.8     $169.1     0.45x     4.0x     12.1x     1.4x     35.9%     50.9%
  Vicorp Restaurants Inc.
Landry's Seafood Restaurants             12/1/00       30.4       30.4      0.20     2.4       NM       0.3      60.0      44.4
  Rainforest Cafe Inc.
Bruckmann, Rosser, Sherril & Co./       11/16/00       91.2       86.4      0.74     7.5      26.3      2.0      28.4      40.0
  IL Fornaio America Corp.
Carrols Corporation/                     10/6/00      109.8      153.1      0.90     6.0       8.3      2.3     117.5     109.6
  Taco Cabana Inc.
Caxton-Iseman Capital, Inc./              6/5/00      642.7      550.1      0.57     4.8      14.3      2.0       8.1       7.6
  Buffets Inc.
Acapulco Acquisition Corp./               3/1/00      119.7      129.5      0.60     5.7       NA       NA        NA        NA
  El Torito
Capricorn Investors III LP/              2/10/00      137.2      128.2      1.34      NM       NM       1.5      68.4      62.7
  TCBY Enterprises, Inc.
McDonald's Corp./                        12/1/99        0.0      173.5        NM      NM       NA       NA        NA        NA
  Boston Chicken Inc.
American Securities Capital Partners/    11/1/99      114.0      128.0      0.92     5.2       NA       1.3       NA        NA
  El Pollo Loco (Advantica Restaurant
  Group)
SR Acquisition Corp./                     6/1/99      162.7      115.0      0.47     3.8      14.2      1.2       9.2      35.7
  Scott's Restaurants Inc.
RB Capital, Inc./                        3/19/99       80.5      100.8      0.60     5.9      21.9      1.2      18.5      17.2
  Rock Bottom Restaurants Inc.
Checkers Drive-In Restaurants, Inc./     1/29/99       29.3       91.9      0.70      NM       NM       0.8       2.5     111.4
  Rally's Hamburgers, Inc.
Sbarro Family/                            1/1/99      592.4      441.9      1.18     5.2      13.8      2.3      18.1      26.1
  Sbarro Inc.

                                                              Summary Multiples
                                                            -------------------------------------------------------------------
                                                              Average*        0.72x    4.8x    14.1x    1.4x    33.6%    46.1%
                                                               Median*        0.60     5.2     14.0     1.3     18.1%    35.7%
                                                            -------------------------------------------------------------------

     *Average and Median Excludes IL Fornaio Transaction.

                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis


Discounted Cash Flow Analysis - Management Base Case

($ in millions)
-------------------------------------------------------------------------------------------------------------------------------
                                                 Projected(a)                                                         CAGR
                                                 ----------------------------------------------------------       -------------
Fiscal Years Ended December 31,                     2001      2002      2003      2004      2005      2006          2001-2006
-------------------------------------------------------------------------------------------------------------------------------
Revenue                                           $117.5    $123.4    $129.5    $136.1    $142.5    $147.3              4.6%

EBITDA                                               9.9      11.2      12.9      13.9      15.2      15.9              9.8%

EBITA                                                5.8       7.0       8.6       9.4      10.6      11.2             14.2%

  Less: Cash Taxes @ 36.0%                          (2.1)     (2.5)     (3.1)     (3.4)     (3.8)     (4.0)
                                                  ------    ------    ------    ------    ------    ------
EBIAT                                                 3.7       4.5       5.5       6.0       6.8       7.2             14.2%

  Plus:  Depreciation & Amortization                 4.1       4.2       4.4       4.5       4.6       4.6

  Less: Capital Expenditures                        (3.0)     (2.5)     (2.3)     (2.4)     (2.1)     (1.1)

  Less: Changes in Net Working Investment           (0.4)     (0.3)     (0.4)     (0.4)     (0.4)     (0.3)
                                                  ------    ------    ------    ------    ------    ------

Unlevered Free Cash Flow                          $  4.4    $  5.8    $  7.1    $  7.7    $  8.9    $ 10.4             18.5%
                                                  ======    ======    ======    ======    ======    ======

-------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                           12.5%                               15.0%
                                            -----------------------------      -----------------------------
Terminal EBITDA Multiple                       4.5x      5.0x      5.5x           4.5x      5.0x      5.5x
------------------------------------------------------------------------------------------------------------
2006 EBITDA                                  $ 15.9    $ 15.9    $ 15.9         $ 15.9    $ 15.9    $ 15.9

Terminal Value                                 71.4      79.3      87.2           71.4      79.3      87.2
  PV of Terminal Value(b)                      35.2      39.1      43.0           30.9      34.3      37.7
  PV of Free Cash Flows(b)                     28.5      28.5      28.5           26.3      26.3      26.3
                                             ------    ------    ------         ------    ------    ------
Implied Aggregate Value                      $ 63.7    $ 67.6    $ 71.5         $ 57.1    $ 60.6    $ 64.0

  Plus: Cash & Equivalents(c)                   2.7       2.7       2.7            2.7       2.7       2.7
  Less: Total Debt(d)                          (2.7)     (2.7)     (2.7)          (2.7)     (2.7)     (2.7)
                                             ------    ------    ------         ------    ------    ------
Implied Value of Total Equity                $ 63.7    $ 67.6    $ 71.5         $ 57.2    $ 60.6    $ 64.0
                                             ======    ======    ======         ======    ======    ======
  Less: Preferred Stock                         0.0       0.0       0.0            0.0       0.0       0.0
                                             ------    ------    ------         ------    ------    ------
Implied Value of Common Equity               $ 63.7    $ 67.6    $ 71.5         $ 57.2    $ 60.6    $ 64.0
                                             ======    ======    ======         ======    ======    ======

Implied Value per PEPPER Share(d)            $14.24    $14.99    $15.73         $12.96    $13.65    $14.30
                                             ======    ======    ======         ======    ======    ======

Aggregate Value as a Multiple of LTM
 EBITDA                                         6.8x     7.2x      7.6x           6.1x      6.5x      6.8x
Terminal Value as a % of Aggregate Value       55.3%     57.9%     60.2%          54.0%     56.6%     58.9%

Discount Rate                                            17.5%
                                            ------------------------------
Terminal EBITDA Multiple                       4.5x      5.0x      5.5x
--------------------------------------------------------------------------
2006 EBITDA                                  $ 15.9    $ 15.9    $ 15.9

Terminal Value                                 71.4      79.3      87.2
  PV of Terminal Value(b)                      27.1      30.1      33.1
  PV of Free Cash Flows(b)                     24.4      24.4      24.4
                                             ------    ------    ------
Implied Aggregate Value                      $ 51.5    $ 54.5    $ 57.5

  Plus: Cash & Equivalents(c)                   2.7       2.7       2.7
  Less: Total Debt(d)                          (2.7)     (2.7)     (2.7)
                                             ------    ------    ------
Implied Value of Total Equity                $ 51.5    $ 54.5    $ 57.5
                                             ======    ======    ======
  Less: Preferred Stock                         0.0       0.0       0.0
                                             ------    ------    ------
Implied Value of Common Equity               $ 51.5    $ 54.5    $ 57.5
                                             ======    ======    ======

Implied Value per PEPPER Share(d)            $11.77    $12.42    $13.04
                                             ======    ======    ======

Aggregate Value as a Multiple of LTM
 EBITDA                                        5.5x      5.8x      6.1x
Terminal Value as a % of Aggregate Value       52.7%     55.3%     57.6%

(a)  Projections for 2001-2006 as per Management Base Case as of April 20, 2001.
(b)  Present values as of January 1, 2001.
(c)  As per Form 10-Q dated April 1, 2001.
(d) Based on 4.324 million shares outstanding and 1.179 million options outstanding with average exercise prices ranging from $5.56 to $19.88, as per Management Option Summary dated April 24, 2001. Calculated pursuant to the treasury stock method. Assumes options outstanding vest upon change of control.
                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis - Revised Down Management Case

($ in millions)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                            Projected (a)                                 CAGR
                                              -----------------------------------------------------------------------   -----------

Fiscal Years Ended December 31,                  2001          2002        2003        2004        2005        2006     2001-2006
-----------------------------------------------------------------------------------------------------------------------------------

Revenue                                         $117.5        $122.5      $128.4      $134.9      $141.0      $145.6         4.4%

EBITDA                                             9.9          10.9        12.4        13.3        14.6        15.3         9.0%

EBITA                                              5.8           6.7         8.0         8.8        10.0        10.7        13.0%

  Less: Cash Taxes @ 36.0%                        (2.1)         (2.4)       (2.9)       (3.2)       (3.6)       (3.8)
                                              ----------      -------     -------    ---------    -------    --------
  EBIAT                                            3.7           4.3         5.1         5.6         6.4         6.8        13.0%

  Plus: Depreciation & Amortization                4.1           4.2         4.4         4.5         4.6         4.6

  Less: Capital Expenditures                      (3.0)         (2.5)       (2.3)       (2.4)       (2.1)       (1.1)

  Less: Changes in Net Working Investment         (0.4)         (0.3)       (0.3)       (0.4)       (0.4)       (0.3)
                                              ----------      -------     -------    ---------    -------    --------

Unlevered Free Cash Flow                        $  4.4        $  5.7      $  6.8      $  7.4      $  8.5      $ 10.0        17.7%
                                              ==========      =======     =======    =========    =======    ========
-----------------------------------------------------------------------------------------------------------------------------------


                                                    12.5%                         15.0%                      17.5%
Discount Rate                          ---------------------------   ----------------------------   --------------------------
Terminal EBITDA Multiple                 4.5x      5.0x      5.5x       4.5x     5.0x     5.5x        4.5x    5.0x     5.5x
------------------------------------------------------------------------------------------------------------------------------
2006 EBITDA                             $ 15.3    $ 15.3    $ 15.3    $ 15.3    $ 15.3    $ 15.3    $ 15.3    $ 15.3    $ 15.3

Terminal Value                            68.8      76.5      84.1      68.8      76.5      84.1      68.8      76.5      84.1

   PV of Terminal Value(b)                33.9      37.7      41.5      29.8      33.1      36.4      26.1      29.1      32.0

   PV of Free Cash Flows(b)               27.5      27.5      27.5      25.4      25.4      25.4      23.6      23.6      23.6
                                       -------    ------    ------    ------    ------    -------   -------  -------    ------

Implied Aggregate Value                $  61.4    $ 65.2    $ 69.0    $ 55.2    $ 58.5    $ 61.8    $ 49.7    $ 52.6    $ 55.5

   Plus: Cash & Equivalents(c)             2.7       2.7       2.7       2.7       2.7       2.7       2.7       2.7       2.7

   Less: Total Debt(d)                   (2.7)     (2.7)     (2.7)     (2.7)     (2.7)     (2.7)     (2.7)     (2.7)     (2.7)
                                       -------    ------    ------    ------    ------    ------    ------    ------    ------
Implied Value of Total Equity          $  61.5    $ 65.2    $ 69.0    $ 55.2    $ 58.5    $ 61.8    $ 49.7    $ 52.7    $ 55.6
                                       =======    ======    ======    ======    ======    ======    ======    ======    ======
  Less: Preferred Stock                    0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                       -------    ------    ------    ------    ------    ------    ------    ------    ------

Implied Value of Common Equity         $  61.5    $ 65.2    $ 69.0    $ 55.2    $ 58.5    $ 61.8    $ 49.7    $ 52.7    $ 55.6
                                       =======    ======    ======    ======    ======    ======    ======    ======    ======

Implied Value per PEPPER Share(d)      $ 13.82    $14.54    $15.26    $12.56    $13.24    $13.88    $11.39    $12.02    $12.63
                                       =======    ======    ======    ======    ======    ======    ======    ======    ======
Aggregate Value as a Multiple
 of LTM EBITDA                            6.5x      6.9x      7.3x      5.9x      6.2x      6.6x      5.3x      5.6x      5.9x

Terminal Value as a % of
 Aggregate Value                         55.2%     57.8%     60.1%     53.9%     56.5%     58.8%     52.6%     55.2%     57.5%
------------------------------------------------------------------------------------------------------------------------------

(a) Projections for 2001-2006 as per Revised Down Management Case as of
    April 25, 2001.
(b) Present values as of January 1, 2001.
(c) As per Form 10-Q dated April 1, 2001.
(d) Based on 4.324 million shares outstanding and 1.179 million options outstanding with average exercise prices ranging from $5.56 to $19.88, as per Management Option Summary dated April 24, 2001. Calculated pursuant to the treasury stock method. Assumes options outstanding vest upon change of control.
                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
-------------------------------------------------------------------------------

Weighted Average Cost of Capital Analysis


($ in millions except per share data)
-------------------------------------------------------------------------------
I.  Cost of Debt (Kd):
     Estimated All-In Cost for Company                                   5.3%
     Tax Rate                                                           36.0%
            Kd = 5.3% * (1 - 36.0%) =                                    3.4%

II.  Cost of Preferred (Kp):

     Estimated All-In Cost for Company                                   0.0%

III.  Cost of Equity (Ke):
     Risk Free Rate (10-year T-Note)(a)                                  5.3%
                                                                       -------
     PEPPER Beta(b)                                                    | 0.53 |
     Market Risk Premium(c)                                              8.2%
            Ke = 5.3% + 0.53 * 8.2% =                                    9.7%

     Micro Cap Premium(d)                                                7.4%
            Ke = 9.7% + 7.4%                                            17.1%

IV. Weighted Average Cost of Capital (K):
     PEPPER Debt to Cap. Ratio(e)                                       10.4%
     PEPPER Preferred to Cap. Ratio                                      0.0%
     Implicit Equity to Cap. Ratio                                      89.6%
            K= ((3.4% * 10.4%) + (0.0% * 0.0%) + (17.1% * 89.6%)=       15.7%
                                                                      --------

(a)  United States 10-year Treasury Note rate as of April 30, 2001.
(b) Target beta equals average unlevered beta for comparable group * [1+(1-tax rate) * (target debt to equity ratio) + (target preferred to equity ratio)].
(c)  As per Ibbotson's Estimates.
(d)  As per Ibbotson's Estimates.
(e) Debt to Cap Ratio based on Latest 10-Q and Market Closing stock price as of April 30, 2001.
                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
-------------------------------------------------------------------------------
Leveraged Buyout Analysis - Management Base Case

($ in millions)
------------------------------------------------------------------------------------------------------------------------
Illustrative Exit Multiple                            4.5x                       5.0x                     5.5x
------------------------------------------------------------------------------------------------------------------------
2006 Projected EBITDA                                         $15.9                      $15.9                    $15.9

Implied 2006 Aggregate Value                                  $71.4                      $79.3                    $87.2
     Plus: 2006 Cash                                          $18.1                      $18.1                    $18.1
     Less: 2006 Total Debt                                      0.0                        0.0                      0.0
     Less: 2006 Preferred Stock & Minority
      Interest                                                  0.0                        0.0                      0.0
                                                        -----------                -----------               -----------
Implied 2006 Equity Value                                     $89.4                      $97.4                   $105.3
                                                        ===========                ===========               ===========
Required Return                               25.0%   30.0%    35.0%    25.0%    30.0%    35.0%    25.0%   30.0%   35.0%
                                             ------------------------  ------------------------   -----------------------

Implied Max. Common Equity Contribution     $ 24.8   $19.8    $15.9    $27.0    $21.5    $17.3    $29.2   $23.3   $18.7
     Plus: New Debt (b)                       25.8    25.8     25.8     25.8     25.8     25.8     25.8    25.8    25.8
     Less: Required Cash                      (1.0)   (1.0)    (1.0)    (1.0)    (1.0)    (1.0)    (1.0)   (1.0)   (1.0)
     Less: Transaction Fees                   (1.5)   (1.5)    (1.5)    (1.5)    (1.5)    (1.5)    (1.5)   (1.5)   (1.5)
                                            ------   -----    -----    -----    -----    -----    -----   -----   -----
Implied Aggregate Value                     $ 48.1   $43.1    $39.2    $50.3    $44.8    $40.6    $52.5   $46.6   $42.1
     Less: Refinanced Debt                    (2.7)   (2.7)    (2.7)    (2.7)    (2.7)    (2.7)    (2.7)   (2.7)   (2.7)
     Plus: Cash on Balance Sheet (c)           2.7     2.7      2.7      2.7      2.7      2.7      2.7     2.7     2.7
                                            ------   -----    -----    -----    -----    -----    -----   -----   -----

Implied Max. Transaction Equity Value       $ 48.1   $43.1    $39.2    $50.3    $44.9    $40.7    $52.5   $46.6   $42.1
                                            ------   -----    -----    -----    -----    -----    -----   -----   -----
     Less: Preferred Stock                     0.0     0.0      0.0      0.0      0.0      0.0      0.0     0.0     0.0
                                            ------   -----    -----    -----    -----    -----    -----   -----   -----

Implied Max. Value of Common Equity         $ 48.1   $43.1    $39.2    $50.3    $44.9    $40.7    $52.5   $46.6   $42.1
                                            ------   -----    -----    -----    -----    -----    -----   -----   -----


Implied Price per PEPPER Share              $11.03   $ 9.90   $ 9.03   $11.53   $10.30   $ 9.35   $12.02   $10.69   $ 9.67
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------
Premium to Current PEPPER Price ($7.67)      43.8%    29.1%    17.7%    50.3%    34.3%    21.9%    56.7%    39.4%    26.0%

Implied Aggregate Value as a Multiple
 of:
     LTM EBITDA                               5.1x    4.6x     4.2x     5.3x     4.8x     4.3x     5.6x     4.9x     4.5x
     2001P EBITDA                             4.8x    4.3x     4.0x     5.1x     4.5x     4.1x     5.3x     4.7x     4.2x
----------------------------------------------------------------------------------------------------------------------------

(a) 2001 - 2006 projected data as per Management Base Case as of April 20, 2001.
(b) Maximum total debt of $25.8 million (2.75x LTM EBITDA).
(c) As per Form 10-Q dated April 1, 2001.

                                               [Banc of America Securities Logo]

UPDATED PRELIMINARY VALUATION ANALYSIS
--------------------------------------------------------------------------------
Leveraged Buyout Analysis - Management Base Case

($ in  millions)
------------------------------------------------------------------------------------------------------------------------------------
Illustrative Price Per
  PEPPER Share                    $   8.00    $   8.50    $   9.00    $   9.50   $  10.00  $  10.50   $  11.00   $  11.50   $  12.00
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount) to:
  Current Stock Price ($7.67)         4.3%       10.8%       17.3%       23.9%      30.4%     36.9%      43.4%      49.9%      56.5%
  52-week High ($13.63)             (41.3)%     (37.6)%     (33.9)%     (30.3)%    (26.6)%   (22.9)%    (19.3)%    (15.6)%   (11.9)%
  52-week Low ($5.13)                56.1%       65.9%       75.6%       85.4%      95.1%    104.9%     114.6%     124.4%     134.1%


Diluted Shares Outstanding(b)        4.340       4.344       4.348       4.351      4.354     4.357      4.361      4.369      4.382

Equity Value                      $   34.7    $   36.9    $   39.1    $   41.3   $   43.5  $   45.8   $   48.0   $   50.2   $   52.6
------------------------------------------------------------------------------------------------------------------------------------
Total Aggregate Value             $   34.7    $   36.9    $   39.1    $   41.3   $   43.5  $   45.7   $   48.0   $   50.2   $   52.6

2.75x LTM EBITDA
  New Equity Requirement
     Rollover (40.16%)            $   13.9    $   14.8    $   15.6    $   16.5   $   17.4  $   18.2   $   19.1   $   20.0   $   20.8
     New Equity                        0.0         0.0         0.2         1.5        2.9       4.2        5.5        7.0        8.4
  Total New Equity as a %
   of Total Capitalization            0.0%        0.0%        0.4%        3.5%       6.2%      8.7%      11.0%      13.2%      15.3%
  5.8-Year Returns to New
   Common Equity
     4.5x                            38.2%       36.8%       35.2%       32.1%      29.5%     27.2%      25.1%      23.2%      21.5%
     5.0                             40.3%       38.8%       37.2%       34.1%      31.4%     29.1%      27.0%      25.1%      23.3%
     5.5                             42.2%       40.7%       39.1%       35.9%      33.2%     30.9%      28.7%      26.8%      24.9%

------------------------------------------------------------------------------------------------------------------------------------

(a)  Based on closing stock price on April 30, 2001.
(b) Based on 4.324 million shares outstanding and 1.179 million options outstanding with average exercise prices ranging from $5.56 to $19.88, as per Management Options Summary dated 4/24/01. Calculated pursuant to the treasury stock method. Assumes all options outstanding vest upon change of control.

                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Leverage Buyout Analysis- Revised Down Management Case

($ in million)
------------------------------------------------------------------------------------------------------------------------------------
Illustrative Exit Multiple                                    4.5x                       5.0x                       5.5x
------------------------------------------------------------------------------------------------------------------------------------
2006 Projected EBITDA                                       $15.3                       $ 15.3                      $ 15.3

Implied 2006 Aggregate Value                                $68.8                       $ 76.5                      $ 84.1
   Plus: 2006 Cash                                          $16.1                       $ 16.1                      $ 16.1
   Less: 2006 Total Debt                                      0.0                          0.0                         0.0
   Less: 2006 Preferred Stock & Minority
    Interest                                                  0.0                          0.0                         0.0
                                                            -----                       ------                      ------
Implied 2006 Equity Value                                   $84.9                       $ 92.5                      $100.2
                                                            =====                       ======                      ======
Required Return                                    25.0%     30.0%    35.0%     25.0%     30.0%    35.0%    25.0%     30.0%    35.0%
                                                 ------     -----    -----    ------    ------    -----   ------    ------    -----
Implied Max. Common Equity Contribution          $ 23.5     $18.8    $15.1    $ 25.6    $ 20.5    $16.5   $ 27.8    $ 22.2    $17.8
   Plus: New Debt (b)                              25.8      25.8     25.8      25.8      25.8     25.8     25.8      25.8     25.8
   Less: Required Cash                             (1.0)     (1.0)    (1.0)     (1.0)     (1.0)    (1.0)    (1.0)     (1.0)    (1.0)
   Less: Transaction Fees                          (1.5)     (1.5)    (1.5)     (1.5)     (1.5)    (1.5)    (1.5)     (1.5)    (1.5)
                                                 ------     -----    -----    ------    ------    -----   ------    ------    -----
Implied Aggregate Value                          $ 46.8     $42.1    $38.4    $ 48.9    $ 43.8    $39.8   $ 51.1    $ 45.5    $41.1
   Less: Refinanced Debt                           (2.7)     (2.7)    (2.7)     (2.7)     (2.7)    (2.7)    (2.7)     (2.7)    (2.7)
   Plus: Cash on Balance Sheet(c)                   2.7       2.7      2.7       2.7       2.7      2.7      2.7       2.7      2.7
                                                 ------     -----    -----    ------    ------    -----   ------    ------    -----
Implied Max. Transaction Equity Value            $ 46.8     $42.1    $38.4    $ 49.0    $ 43.8    $39.8   $ 51.1    $ 45.5    $41.2
   Less: Preferred Stock                            0.0       0.0      0.0       0.0       0.0      0.0      0.0       0.0      0.0
                                                 ------     -----    -----    ------    ------    -----   ------    ------    -----
Implied Max. Value of Common Equity              $ 46.8     $42.1    $38.4    $ 49.0    $ 43.8    $39.8   $ 51.1    $ 45.5    $41.2
                                                 ======     =====    =====    ======    ======    =====   ======    ======    =====
Implied Price per PEPPER Share                   $10.75     $9.67    $8.84    $11.22    $10.06    $9.15   $11.70    $10.44    $9.46
                                                 ======     =====    =====    ======    ======    =====   ======    ======    =====
Premium to Current PEPPER Price ($7.67)            40.1%     26.1%    15.3%     46.3%     31.1%    19.3%    52.6%     36.1%    23.3%
Implied Aggregate Value as a Multiple of:
   LTM EBITDA                                      5.0x      4.5x     4.1x      5.2x      4.7x     4.2x     5.4x      4.8x     4.4x
   2001P EBITDA                                    4.7x      4.2x     3.9x      4.9x      4.4x     4.0x     5.1x      4.6x     4.1x
------------------------------------------------------------------------------------------------------------------------------------

(a) 2001 - 2006 projected data as per Revised Down Management Case as of April 25, 2001.
(b) Maximum total debt of $25.8 million (2.75x LTM EBITDA).
(c) As per Form 10-Q dated April 1, 2001.

                                               [Banc of America Securities logo]

Updated Preliminary Valuation Analysis
-------------------------------------------------------------------------------
Leveraged Buyout Analysis - Revised Down Management Case


($ in millions)
---------------------------------------------------------------------------------------------------------------------------------
Illustrative Price per PEPPER Share       $   8.00  $   8.50   $  9.00   $  9.50   $ 10.00   $ 10.50   $ 11.00  $ 11.50   $ 12.00
---------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount) to:
              Current Stock Price ($7.67)      4.3%    10.8%     17.3%     23.9%     30.4%     36.9%     43.4%    49.9%     56.5%
              52-week High ($13.63)         (41.3)%   (37.6)%   (33.9)%   (30.3)%   (26.6)%   (22.9)%   (19.3)%  (15.6)%   (11.9)%
              52-week Low ($5.13)            56.1%     65.9%     75.6%     85.4%     95.1%    104.9%    114.6%   124.4%    134.1%

Diluted Shares Outstanding (b)               4.340     4.344     4.348     4.351     4.354     4.357     4.361    4.369     4.382

Equity Value                              $   34.7  $   36.9   $  39.1   $  41.3   $  43.5   $  45.8   $  48.0  $  50.2   $  52.6
----------------------------------------------------------------------------------------------------------------------------------
Total Aggregate Value                         34.7      36.9      39.1      41.3      43.5      45.7      48.0     50.2      52.6

2.75x LTM EBITDA
    New Equity Requirement
       Rollover (40.16)%                  $   13.9  $   14.8   $  15.6   $  16.5   $  17.4   $  18.2  $  19.1   $  20.0   $  20.8
       New Equity                              0.0       0.0       0.2       1.5       2.9       4.2      5.5       7.0       8.4
    Total New Equity as a % of
      Total Capitalization                    0.0%      0.0%      0.4%      3.5%      6.2%      8.7%    11.0%     13.2%     15.3%
    5.8-Year Returns to New Common Equity
             4.5x                            37.0%     35.6%     33.9%     30.9%     28.3%     26.0%    24.0%     22.1%     20.3%
             5.0                             39.1%     37.6%     36.0%     32.9%     30.3%     27.9%    25.9%     23.9%     22.2%
             5.5                             41.0%     39.5%     37.9%     34.8%     32.1%     29.7%    27.6%     25.7%     23.9%

----------------------------------------------------------------------------------------------------------------------------------

(a) Based on closing stock price on April 30, 2001.
(b) Based on 4.324 million shares outstanding and 1.179 million options outstanding with average exercise prices ranging from $5.56 to $19.88, as per Management Options Summary dated 4/24/01. Calculated pursuant to the treasury stock method. Assumes all options outstanding vest upon change of control.

                                               [BANC OF AMERICA SECURITIES LOGO]

Updated Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Analysis of Selected Premiums Paid in Acquisition Transactions


($ in millions, except per share data)
------------------------------------------------------------------------------------------------------------------------------------
PEPPER Stock Price One Day Prior (03/22/01)           $6.63                         Premiums to Closing Price
PEPPER Stock Price One Month Prior (02/22/01)          6.50       ------------------------------------------------------------------
                                                                      One Day Prior                              One Month Prior
                                                                  ----------------------                   -------------------------
                                                                  Average         Median                   Average         Median
------------------------------------------------------------------------------------------------------------------------------------
Analysis of Selected Transactions
   Selected Transactions since 1998(a)                             28.4%          20.0%                     34.2%           23.3%
   Selected Cash-Only Transactions since 1998(b)                   24.4           18.5                      29.8            21.8
   Selected Squeeze-Out Transactions since 1998(c)                115.0           72.8                      34.2            67.7

Implied Value per PEPPER Share - PEPPER Current Stock Price
   Selected Transactions since 1998(a)                            $8.51          $7.95                      $8.89          $8.17
   Selected Cash-Only Transactions since 1998(b)                   8.24           7.85                       8.60           8.07
   Selected Squeeze-Out Transactions since 1998(c)                14.25          11.45                       8.89          11.11

Implied Value per PEPPER Share - PEPPER Three-Month Average
 Stock Price
   Selected Transactions since 1998(a)                            $8.35          $7.80                      $8.73          $8.01
   Selected Cash-Only Transactions since 1998(b)                   8.09           7.70                       8.44           7.91
   Selected Squeeze-Out Transactions since 1998(c)                13.98          11.23                       8.73          10.90
------------------------------------------------------------------------------------------------------------------------------------



(a) Source: Thomson Financial Securities Data. Based on 546 transactions with aggregate values between $25 million and $100 million.
(b) Source: Thomson Financial Securities Data. Based on 445 transactions with rank values between $25 million and $100 million.
(c) Source: Thomson Financial Securities Data. Based on 17 transactions with rank values between $25 million and $100 million.

                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Premiums Analysis at Various Prices


------------------------------------------------------------------------------------------------------------------------------------
Illustrative Purchase Price           Proposal
 per PEPPER Share                       $8.00     $8.50     $9.00    $9.50    $10.00     $10.50     $11.00     $11.50       $12.00
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount) to Price
 on 3/22/01 ($6.63)                     20.8%     28.3%     35.8%    43.4%    50.9%      58.5%      66.0%      73.6%        81.1%
Premium/(Discount) to 52-Week
 High ($13.63)                          (41.3)    (37.6)    (34.0)   (30.3)   (26.6)     (23.0)     (19.3)     (15.6)       (12.0)
Premium/(Discount) to 52-Week
 Low ($5.13)                            55.9      65.7      75.4     85.2     94.9      104.7      114.4      124.2        133.9

Premium/(Discount) to Stock
 Price One Month Prior ($6.50)          23.1%     30.8%     38.5%    46.2%    53.8%      61.5%      69.2%      76.9%        84.6%
Premium/(Discount) to Stock Price
 Three Months Prior ($5.50)             45.5      54.5      63.6     72.7     81.8       90.9      100.0      109.1        118.2
Premium/(Discount) to Stock Price
 Six Months Prior ($8.50)               (5.9)      0.0       5.9     11.8     17.6       23.5       29.4       35.3         41.2


Premium/(Discount) to Average Stock
 Price One Month Prior ($6.25)          28.0%     36.0%     44.0%    52.0%    60.0%      68.0%      76.0%      84.0%        92.0%
Premium/(Discount) to Average Stock
 Price Three Months Prior ($6.18)       29.5      37.6      45.7     53.8     61.9       70.0       78.1       86.2         94.3
Premium/(Discount) to Average Stock
 Price Six Months Prior ($6.81)         17.5      24.8      32.2     39.5     46.9       54.2       61.5       68.9         76.2

------------------------------------------------------------------------------------------------------------------------------------


                                               [Banc of America Securities Logo]

Updated Preliminary Valuation Analysis
------------------------------------------------------------------------
Analysis at Various Prices-Management Base Case

($ min millions)
=================================================================================================================================
Illustrative Price per PEPPER Share                                        7.67        8.00          8.50          9.00      9.50
Premium/(Discount) to:         Current Stock Price ($7.67) (a)             0.0%        4.3%         10.8%         17.3%     23.9%
                               52-week High ($13.63)                    (43.7)%     (41.3)%       (37.6)%       (33.9)%   (30.3)%
                               52-week Low ($5.13)                        49.7%       56.1%         65.9%         75.6%     85.4%

Shares Outstanding                                                        4.324       4.324         4.324         4.324     4.324
         Options Outstanding, before share repurchases                    0.086       0.086         0.086         0.086     0.086
         Weighted Average Exercise Price                                  $6.44       $6.44         $6.44         $6.44     $6.44
         Options Outstanding, lnet of repurchases                         0.014       0.017         0.021         0.024     0.028

Diluted Shares Outstanding (b)                                            4.337       4.340         4.344         4.348     4.351

Common Equity Value                                                       $33.3       $34.7         $36.9         $39.1     $41.3
         Plus: Total Debt (a)                                               2.7         2.7           2.7           2.7       2.7
         Less: Cash & Equivalents (a)                                     (2.7)       (2.7)         (2.7)         (2.7)     (2.7)

Enterprise Value                                                          $33.2       $34.7         $36.9         $39.1     $41.3
----------------------------------------------------------------------------------------------------------------------------------
Enterprise Value as a Multiple of:


                                                        Statistic/(c)/
                                                        --------------
         Revenue                        LTM                  $115.2       0.29x       0.30x         0.32x         0.34x     0.36x
                                      2001E                   117.5        0.28        0.30          0.31          0.33      0.35
                                      2002P                   123.4        0.27        0.28          0.30          0.32      0.33

                                        LTM                  $  9.4        3.5x        3.7x          3.9x          4.2x      4.4x
         EBITDA                       2001E                     9.9         3.4         3.5           3.7           3.9       4.2
                                      2002P                    11.2         3.0         3.1           3.3           3.5       3.7

         EBIT                           LTM                  $  5.2        6.4x        6.7x          7.1x          7.6x      8.0x
                                      2001E                     5.8         5.7         6.0           6.4           6.8       7.1
                                      2002P                     7.0         4.7         4.9           5.3           5.6       5.9

----------------------------------------------------------------------------------------------------------------------------------


($ min millions)
=================================================================================================================================
Illustrative Price per PEPPER Share                                      10.00          10.5        11.00         11.50      12.00
----------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount) to:         Current Stock Price ($7.67) (a)           30.4%         36.9%        43.4%         49.9%      56.5%
                               52-week High ($13.63)                   (26.6)%       (22.9)%      (19.3)%       (15.6)%    (11.9)%
                               52-week Low ($5.13)                       95.1%        104.9%       114.6%        124.4%     134.1%

Shares Outstanding                                                       4.324         4.324        4.324         4.324      4.324
         Options Outstanding, before share repurchases                   0.086         0.116        0.116         0.341      0.341
         Weighted Average Exercise Price                                 $6.44         $7.46        $7.46         $9.96      $9.96
         Options Outstanding, net of repurchases                         0.031         0.034        0.037         0.046      0.058

Diluted Shares Outstanding (b)                                           4.354         4.357        4.361         4.369      4.382

Common Equity Value                                                      $43.5         $45.8        $48.0         $50.2      $52.6
----------------------------------------------------------------------------------------------------------------------------------
         Plus: Total Debt (a)                                              2.7           2.7          2.7           2.7        2.7
         Less: Cash & Equivalents (a)                                     (2.7)         (2.7)        (2.7)         (2.7)      (2.7)

Enterprise Value                                                         $43.5         $45.7        $48.0         $50.2      $52.6
----------------------------------------------------------------------------------------------------------------------------------

Enterprise Value as a Multiple of:

                                                        Statistic/(c)/
                                                        -------------
         Revenue                        LTM                  $115.2      0.38x         0.40x        0.42x         0.44x      0.46x
                                      2001E                   117.5       0.37          0.39         0.41          0.43       0.45
                                      2002P                   123.4       0.35          0.37         0.39          0.41       0.43

                                        LTM                  $  9.4       4.6x          4.9x         5.1x          5.4x       5.6x
         EBITDA                       2001E                     9.9        4.4           4.6          4.8           5.1        5.3
                                      2002P                    11.2        3.9           4.1          4.3           4.5        4.7

         EBIT                           LTM                  $  5.2        8.4x          8.8x         9.3x          9.7x      10.2x
                                      2001E                     5.8        7.5           7.9          8.3           8.7        9.1
                                      2002P                       7        6.2           6.5          6.8           7.1        7.5


(a) Based on closing stock price on April 30, 2001.
(b) Based on 4.324 million shares outstanding and 1.179 million options outstanding with average exercise prices ranging from $5.56 to $19.88, as per Management Options Summary dated 4/24/01. Calculated pursuant to the treasury stock method. Assumes all options outstanding vest upon change of control.
(c) As per Form 10-Q dated April 1, 2001.
(d) Projections for 2001 - 2002 as per Management Base Case as of April 20,
    2001.

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                                      34

Updated Preliminary Valuation Analysis
-------------------------------------------------------------------------------
Analysis at Various Prices - Revised Down Management Case

($ in millions)
-----------------------------------------------------------------------------------------------------------------------------------
Illustrative Price per PEPPER Share $ 7.67   $ 8.0     $ 8.50    $ 9.00    $ 9.50    $10.00    $10.50    $11.00    $11.50    $12.00
-----------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount) to:
    Current Stock Price $7.67)(a)      0.0%     4.3%     10.8%     17.3%     23.9%     30.4%     36.9%     43.4%     49.9%     56.5%
    52-week High ($13.63)           (43.7)%  (41.3)%   (37.6)%   (33.9)%   (30.3)%   (26.6)%   (22.9)%   (19.3)%   (15.6)%   (11.9)%
    52-week High ($5.13)              49.7%    56.1%     65.9%     75.6%     85.4%     95.1%    104.9%    114.6%    124.4%    134.1%

Shares Outstanding                   4.324    4.324     4.324     4.324     4.324     4.324     4.324     4.324     4.324     4.324
    Options Outstanding before
       share repurchases             0.086    0.086     0.086     0.086     0.086     0.086     0.116     0.116     0.341     0.341
    Weighted Average Exercise Price  $6.44    $6.44     $6.44     $6.44     $6.44     $6.44     $7.46     $7.46     $9.96     $9.96
    Options Outstanding, net of
       repurchases                   0.014    0.017     0.021     0.024     0.028     0.031     0.034     0.037     0.046     0.058
                                    ------   ------    ------    ------    ------    ------    ------    ------    ------    ------
Diluted Shares Outstanding(b)        4.337    4.340     4.344     4.348     4.351     4.354     4.357     4.361     4.369     4.382

Common Equity Value                 $ 33.3   $ 34.7    $ 36.9    $ 39.1    $ 41.3    $ 43.5    $ 45.8    $ 48.0    $ 50.2    $ 52.6
-----------------------------------------------------------------------------------------------------------------------------------
    Plus: Total Debt(a)                2.7      2.7       2.7       2.7       2.7       2.7       2.7       2.7       2.7       2.7
    Less: Cash & Equivalents(a)       (2.7)    (2.7)     (2.7)     (2.7)     (2.7)     (2.7)     (2.7)     (2.7)     (2.7)     (2.7)
                                    ------   ------    ------    ------    ------    ------    ------    ------    ------    ------
Enterprise Value                    $ 33.2   $ 34.7    $ 36.9    $ 39.1    $ 41.3    $ 43.5    $ 45.7    $ 48.0    $ 50.2    $ 52.6
------------------------------------------------------------------------------------------------------------------------------------

Enterprise Value as a Multiple of:

                        Statistic(c)
                        ------------
    Revenue          LTM   $115.2    0.29X    0.30x     0.32x     0.34x     0.36x     0.38x     0.40x     0.42x     0.44x     0.46x
                   2001E    117.5    0.28     0.30      0.31      0.33      0.35      0.37      0.39      0.41      0.43      0.45
                   2002P    122.5    0.27     0.28      0.30      0.32      0.34      0.36      0.37      0.39      0.41      0.43

    EBITDA           LTM   $  9.4     3.5x     3.7x      3.9x      4.2x      4.4x      4.6x      4.9x     5.1x       5.4x     5.6x
                   2001E      9.9     3.4      3.5       3.7       3.9       4.2       4.4       4.6      4.8        5.1      5.3
                   2002P     10.9     3.0      3.2       3.4       3.6       3.8       4.0       4.2      4.4        4.6      4.8

    EBIT             LTM   $  5.2     6.4x     6.7x      7.1x      7.6x      8.0x      8.4x      8.8x     9.3x       9.7x    10.2x
                   2001E      5.8     5.7      6.0       6.4       6.8       7.1       7.5       7.9      8.3        8.7      9.1
                   2002P      6.7     5.0      5.2       5.5       5.8       6.2       6.5       6.8      7.2        7.5      7.9
------------------------------------------------------------------------------------------------------------------------------------

(a) Based on closing stock price on April 30, 2001.
(b) Based on 4.324 million shares outstanding and 1.179 million options outstanding with average exercise prices ranging from $5.56 to $19.88, as per Management Options Summary dated 4/24/01. Calculated pursuant to the treasury stock method. Assumes all options outstanding vest upon change of control.
(c) As per Form 10-Q dated April 1, 2001.
(d) Projections for 2001 - 2002 as per Revised Down Management Case as of April 25, 2001


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                                      35

--------------------------------------------------------------------------------
 Conclusions / Next Steps





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                                      36

Conclusions / Next Steps
--------------------------------------------------------------------------------
Recommendations

 .  Negotiate improved terms with insiders


 .  Limited Market Test with other qualified potential buyers

        .  Papa Johns International

        .  Houston Pizza Adventure

        .  Foreign-owned strategic buyers

        .  Private Equity Groups with restaurant holdings

                .  Catterton Partners

                .  Cracken, Harkey, Street & Hartnett (Consolidated Restaurants)

                .  Quad-C Management, Inc.

                .  Saunders, Karp & Megrue

                .  Bruckmann, Rosser, Sherrill & Co.

                .  Wellspring Capital

        .  Restaurant Concepts

        .  Thomas & King

        .  Fast food Systems

        .  Valenti Mid-Atlantic Management

        .  Cedar Enterprises

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                                      37